UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, the Board of Directors (the “Board”) of Applied Materials, Inc. (“Applied Materials”) amended its Amended and Restated Bylaws, effective immediately, to enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors, including by requiring: (i) a stockholder delivering a nomination notice pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to represent that such stockholder intends to meet the requirements of Rule 14a-19, to certify that such stockholder has met the requirements of Rule 14a-19(a) and, upon the request of Applied Materials, to deliver reasonable evidence of such compliance no later than five business days prior to the date of the applicable meeting of stockholders; (ii) a proposed nominee to provide any additional information that is necessary or requested by the Board or the Corporate Governance and Nominating Committee of the Board in the ordinary course to evaluate and approve director nominees to be recommended to the Board for election by stockholders; (iii) a stockholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white; and (iv) that Applied Materials shall disregard any proxies for any stockholder nominee in the event that the nomination was not made in accordance with the procedures set forth in Applied Materials’ bylaws or the nominating stockholder failed to comply with the requirements of Rule 14a-19(a) under the Exchange Act, and providing that such nominee shall be ineligible for election at the applicable meeting of stockholders.

The amendments to the Bylaws also amended the Bylaws to include certain other modifications that provide clarification and consistency.

The foregoing general description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws set forth in Exhibit 3.02 to this Form 8-K and incorporated in this Item by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.02	Applied Materials, Inc. Amended and Restated Bylaws, as of December 13, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Dated: December 16, 2022

	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary